UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 12, 2005

IFT CORPORATION
(Exact name of Registrant as Specified in its Charter)

Delaware	001-31354	13-3545304
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Quorum Business Center, 718 South Military Trail, Deerfield Beach, FL 33442
(Address of Principal Executive Offices and Zip Code)

(954) 428-7011
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

IFT CORPORATION
FORM 8-K
JULY 12, 2005
INDEX

		Page

SECTION 1	REGISTRANT’S BUSINESS AND OPERATIONS	3

Item 1.01	Entry into a Material Definitive Agreement	3

SECTION 8	OTHER EVENTS	3

Item 8.01	Other Events	3

SECTION 9	FINANCIAL STATEMENTS AND EXHIBITS	3

Item 9.01	Financial Statements and Exhibits	3

SIGNATURES

INDEX OF EXHIBITS

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01.	Entry into a Material Definitive Agreement.

On July 12, 2005 (the “Grant Date”), the Administrator of the Equity Incentive Plan (“Equity Plan”), subject to effectiveness of the Equity Plan, granted an aggregate of 2,940,000 options (“Options”), to the Company’s CEO, President and COO, CFO and a vice president in the Company’s wholly-owned subsidiary, LaPolla Industries, Inc., which vest after each respective employee meets certain Sales Goal Thresholds and Gross Profit Margins. The Options, when vested, become exercisable pursuant to a formula. Each of the Options has a term of six (6) years from the Grant Date. The exercise price for these Options is $.67, which represents the fair market value of the Company’s common stock as traded on the American Stock Exchange on the Grant Date. The full text of each respective Option Agreement is attached as Exhibit 10.2, 10.3, 10.4, and 10.5, respectively, to this report.

SECTION 8 - OTHER EVENTS

Item 8.01.	Other Events.

On July 12, 2005, the Board of Directors of the Company approved the Equity Incentive Plan (“Equity Plan”), subject to approval of stockholders, relating to 3,250,000 shares of common stock issuable under the Equity Plan (inclusive of 118,368 shares of common stock from options outstanding and unexercised under the Key Employee Stock Option Plan, a predecessor plan). Richard J. Kurtz, the majority stockholder of the Company, has approved the Equity Plan, which provides the majority approval for adoption of the Equity Plan, subject to our compliance with certain technical requirements to provide certain required information to stockholders pursuant to the Exchange Act of 1934, as amended, and its rules. The full text of the Equity Plan is attached as Exhibit 10.1 to this report.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

N/A.

(b)	Pro Forma Financial Information

N/A.

(c)	Exhibits

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 18, 2005	IFT CORPORATION

By:
Michael T. Adams
Chief Executive Officer

INDEX OF EXHIBITS

Exhibit Number	Description

10.1	Equity Incentive Plan approved by the Board of Directors on July 12, 2005.
10.2	Option Agreement dated July 12, 2005 between Michael T. Adams and the Company.
10.3	Option Agreement dated July 12, 2005 between Douglas J. Kramer and the Company.
10.4	Option Agreement dated July 12, 2005 between Charles R. Weeks and the Company.
10.5	Option Agreement dated July 12, 2005 between Roger C. Gregg and the Company.